Fees Summary	Jul. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 48,860,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,747.57
Total Offset Amount	0.00
Net Fee	$ 6,747.57